UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2005

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-07541	13-1938568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Brae Boulevard Park Ridge, New Jersey	07656-0713

(Address of registrant’s principal executive office)	(Zip code)

(201) 307-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
SIGNATURE

ITEM 1.01 Entry into a Material Definitive Agreement.

On May 26, 2005, The Hertz Corporation (the “Company”), an indirect wholly owned subsidiary of Ford Motor Company, and Hertz Canada Limited, a Canadian subsidiary of the Company, entered into a short-term senior credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A., as the U.S. administrative agent, JPMorgan Chase Bank, N.A., Toronto Branch, as the Canadian administrative agent, and J.P. Morgan Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs Credit Partners L.P. (the “Lead Arrangers”) with a total committed availability of up to $3.0 billion, of which $2.0 billion is in the form of a delayed draw term credit facility and $1.0 billion is in the form of a revolving credit facility. A portion of the borrowings are available to Hertz Canada Limited and guaranteed by the Company. The Credit Facility will mature on November 23, 2005.

The Company will be required to prepay loans and permanently reduce commitments under the Credit Facility under certain limited circumstances, including upon certain issuances of securities, certain sales of assets, a change of control, and in the event that on July 20, 2005 the credit exposure of any of the Lead Arrangers has not been reduced through syndication to $600 million or less (which could effectively reduce the total committed availability of the Credit Facility to $1.8 billion as of such date). The Credit Facility has terms, including restrictive covenants, substantially similar to the terms of the Company’s other current committed credit facilities. In addition, the Credit Facility contains restrictions on the Company’s ability to pay dividends and other like payments to, repay indebtedness to, or make investments in Ford Motor Company or any of its affiliates, in each case subject to certain exceptions.

The Company expects to use the amounts borrowed under the Credit Facility to refinance existing short-term indebtedness, including the repayment to Ford Motor Company of $250 million which the Company borrowed under a line of credit in May 2005, and for general corporate purposes.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed under Item 1.01 above, on May 26, 2005, the Company has entered into the Credit Facility. On May 26, 2005, in connection with the entry into the Credit Facility, the Company gave notice to the lenders under the Credit Facility that it will be borrowing $1.0 billion under the Credit Facility, which amounts will be available to the Company on May 31, 2005.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hertz Corporation
(Registrant)

	By:	/s/ Paul J. Siracusa
Name: Paul J. Siracusa
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Dated: May 26, 2005